UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

July 13, 2007

Date of Report (Date of earliest event reported)

LEESPORT FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Pennsylvania	0-14555	23-2354007
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Ident. No.)

1240 Broadcasting Road, Wyomissing, Pennsylvania		19610
(Address of principal executive offices)		(Zip Code)

(610) 208-0966

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 5.02               Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)   Charles J. Hopkins, President and Chief Executive Officer of Essick & Barr, LLC (“E&B”), a wholly-owned subsidiary of Leesport Financial Corp. (“Leesport”), and an executive officer and member of the board of directors of Leesport, is a party to an Employment Agreement, dated September 17, 1998, as amended by First Amendment to Employment Agreement, dated as of January 2002 (collectively, the “Employment Agreement”), with Leesport and E&B, a copy of which was filed as Exhibit 10.9 to Leesport’s Annual Report on Form 10-K for the fiscal year ended December 31, 2002.  On July 13, 2007, Leesport, E&B and Mr. Hopkins entered into a Second Amendment to Employment Agreement (the “Amendment”), effective July 2, 2007, a copy of which is attached as Exhibit 10.2.  The Amendment (i) provides for Mr. Hopkins’ transition to the office of the Vice Chairman of E&B, (ii) increases Mr. Hopkins’ annual base salary, effective July 1, 2007, to $418,000 per year and eliminates provisions of the Employment Agreement providing for commission payments, and (iii) makes certain changes to the provisions relating to the timing of payments under the Employment Agreement designed to comply with recently issued final regulations under Section 409A of the Internal Revenue Code of 1986, as amended, regarding nonqualified deferred compensation.  The foregoing description of the Amendment is qualified in its entirety be reference to the copy of the Amendment, which is filed as Exhibit 10.2.

Item 9.01               Financial Statements and Exhibits.

(d)	Exhibits:

10.1

Employment Agreement, dated September 17, 1998, by and among Leesport Financial Corp., Essick & Barr, LLC and Charles J. Hopkins, as amended by a First Amendment to Employment Agreement, dated as of January 2002 (incorporated by reference to Exhibit 10.9 of Leesport Financial Corp.’s Annual Report on Form 10-K, SEC File No. 000-14555, for the fiscal year ended December 31, 2002).

10.2	Second Amendment to Employment Agreement, effective July 2, 2007, by and among Leesport Financial Corp., Essick & Barr, LLC and Charles J. Hopkins.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEESPORT FINANCIAL CORP.

Dated: July 19, 2007

	By:	/s/ Edward C. Barrett
Edward C. Barrett
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1

Employment Agreement, dated September 17, 1998, by and among Leesport Financial Corp., Essick & Barr, LLC and Charles J. Hopkins, as amended by a First Amendment to Employment Agreement, dated as of January 2002 (incorporated by reference to Exhibit 10.9 of Leesport Financial Corp.’s Annual Report on Form 10-K, SEC File No. 000-14555, for the fiscal year ended December 31, 2002)

10.2	Second Amendment to Employment Agreement, effective July 2, 2007, by and among Leesport Financial Corp., Essick & Barr, LLC and Charles J. Hopkins